UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2006

STONE ARCADE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51150	20-2699372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Stone-Kaplan Investments, LLC
One Northfield Plaza, Suite 480
Northfield, IL		60093
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 441-0929

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Commencing October 10, 2006, Stone Arcade Acquisition Corporation (“Stone”) intends to hold additional presentations for its stockholders regarding its proposed acquisition of substantially all of the assets of the Kraft Paper Business (“KPB”), a division of International Paper Company, as described in Stone’s Form 8-K filed on June 26, 2006. Such current report, and this amendment to the Current Report on Form 8-K, dated June 27, 2006, including some or all of the exhibits thereto and hereto, will be distributed to participants at such presentations. The revised presentation is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Stone and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Stone stockholders to be held to approve the acquisition. Morgan Joseph & Co. Inc. (“Morgan Joseph”), the managing underwriter of Stone’s initial public offering consummated in August 2005, along with the co-Managers are assisting Stone in these efforts and will receive an advisory fee equal to $1.2 million. Morgan Joseph and the co-Managers may be deemed to be participants in the solicitation of proxies for the special meeting of Stone’s stockholders to be held to approve this transaction. To date, Morgan Joseph’s and the Co-Managers’ activities have not included actions that would deem such firm to be engaged in the solicitation of proxies for Stone, although the firms may be so engaged in the future.

Stockholders of Stone and other interested persons are advised to read, Stone’s preliminary proxy statement, as amended, and definitive proxy statement, when available, in connection with Stone’s solicitation of proxies for the special meeting to approve the acquisition because these proxy statements will contain important information. Such persons can also read Stone’s final prospectus, dated August 15, 2005, as well as periodic reports, for more information about Stone, its officers and directors, and their individual and group security ownership in Stone, and interests in the successful consummation of this business combination. Stockholders may also refer to Stone’s proxy statement and the prospectus for information about Morgan Joseph’s security holdings in Stone. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Stone Arcade Acquisition Corporation, c/o Stone-Kaplan Investments, LLC, One Northfield Plaza, Suite 480, Northfield, IL 60093. The preliminary proxy statement, as amended, and definitive proxy statement, when available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Non-GAAP Financial Measures

The presentation attached as Exhibit 99.3 contains disclosure of EBITDA for certain periods, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit No.	Description

	99.3	Revised Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2006	STONE ARCADE ACQUISITION CORPORATION

	By:	/s/ Roger W. Stone
Roger W. Stone
Chief Executive Officer